UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) or (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

American Business Services, Inc.

(Exact name of registrant as specified in its charter)

Colorado	84-1194104
(State or other jurisdication of incorporation or organization)	(I.R.S. Employer Identification Number)

6521 Ocaso Drive
Castle Pines, CO	80108
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

- None-

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the

following box.   [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the

following box.   [X]

Securities Act registration statement file number to which this form relates:

333-177525

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

Common Stock, par value $0.001	None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.   Description of Registrant’s Securities to be Registered.

See "Description of Securities" in American Business Services, Inc.’s Registration Statement on Form S-1 (File No. 333-177525) which is hereby incorporated by reference.

Item 2.   Exhibits

3.1

Articles of Incorporation incorporated by reference to Form S-1 filed October 26, 2011 (File No. 333-177525)

3.2

Bylaws incorporated by reference to Form S-1 filed October 26, 2011 (File No. 333-177525)

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

American Business Services, Inc.

/s/ Phil E. Ray

By: Phil E. Ray

Chief Executive Officer

Chief Financial Officer

Dated:   June 26, 2013